UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
KBS REAL ESTATE INVESTMENT TRUST III, INC.

2025 Annual Meeting
Vote by July 22, 2025 11:59 PM ET

C/O DST SYSTEMS, INC. P.O. BOX 219015 KANSAS CITY, MO 64121

You invested in KBS REAL ESTATE INVESTMENT TRUST III, INC. and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 23, 2025.

Get informed before you vote
View the Notice, Proxy Statement, Form of Proxy Card and Annual Report on Form 10-K for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting them prior to July 9, 2025 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, please (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting*
Point your camera here and vote without entering a control number	July 23, 2025 9:00 a.m. Pacific Time
The Offices of KBS 800 Newport Center Drive 7th Floor Boardroom Newport Beach, CA 92660

*Please check the meeting materials for proof of ownership requirements for attending the annual meeting. At the meeting, you will need to request a ballot to vote these shares.
Directions to the annual meeting can be obtained by calling (866) 527-4264.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Charles J. Schreiber, Jr.	For
1b.	Marc DeLuca	For
1c.	Stuart A. Gabriel, PH.D.	For
1d.	Robert Milkovich	For
1e.	Ron D. Sturzenegger	For
2.	The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2025.	For
Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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